United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,598,299
Realized Trading Gain (Loss) on Foreign Currency Transactions	(8)
Unrealized Gain (Loss) on Market Value of Futures	12,813,456
Interest Income	26,719
ETF Transaction Fees	1,400
Total Income (Loss)	$15,439,866

Expenses
Management Fees	$455,981
Brokerage Commissions	29,203
Tax Reporting Fees	22,200
Audit Fees	9,090
Legal Fees	8,384
Non-interested Directors' Fees and Expenses	7,546
Prepaid Insurance Expense	4,006
Other Expenses	850
Total Expenses	$537,260
Net Income (Loss)	$14,902,606

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/14	$571,325,344
Additions (450,000 Shares)	26,931,399
Net Income (Loss)	14,902,606

Net Asset Value End of Month	$613,159,349
Net Asset Value Per Share (10,200,000 Shares)	$60.11

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(48,850)
Unrealized Gain (Loss) on Market Value of Futures	54,350
Interest Income	125
ETF Transactions Fees	350
Total Income (Loss)	$5,975

Expenses
Management Fees	$1,646
Brokerage Commissions	154
Non-interested Directors' Fees and Expenses	40
Prepaid Insurance Expense	18
Other Expenses	5,040
Total Expenses	6,898
Expense Waiver	(4,660)
Net Expenses	$2,238
Net Income (Loss)	$3,737

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/14	$3,064,574
Additions (50,000 Shares)	1,022,667
Net Income (Loss)	3,737

Net Asset Value End of Month	$4,090,978
Net Asset Value Per Share (200,000 Shares)	$20.45

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended April 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$23,540
Unrealized Gain (Loss) on Market Value of Futures	52,620
Unrealized Gain (Loss) on Foreign Currency Translations	(9)
Interest Income	124
Total Income (Loss)	$76,275

Expenses
Management Fees	$1,739
Brokerage Commissions	48
Non-interested Directors' Fees and Expenses	34
Prepaid Insurance Expense	19
Other Expenses	1,800
Total Expenses	3,640
Expense Waiver	(1,474)
Net Expenses	$2,166
Net Income (Loss)	$74,109

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/14	$2,623,070
Net Income (Loss)	74,109

Net Asset Value End of Month	$2,697,179
Net Asset Value Per Share (100,000 Shares)	$26.97

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended April 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(8,026)
Unrealized Gain (Loss) on Market Value of Futures	51,563
Interest Income	92
Total Income (Loss)	$43,629

Expenses
Management Fees	$1,284
Brokerage Commissions	48
Non-interested Directors' Fees and Expenses	29
Prepaid Insurance Expense	20
Other Expenses	1,800
Total Expenses	3,181
Expense Waiver	(1,525)
Net Expenses	$1,656
Net Income (Loss)	$41,973

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/14	$2,183,462
Net Income (Loss)	41,973

Net Asset Value End of Month	$2,225,435
Net Asset Value Per Share (100,000 Shares)	$22.25

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,564,963
Realized Trading Gain (Loss) on Foreign Currency Transactions	(8)
Unrealized Gain (Loss) on Market Value of Futures	12,971,989
Unrealized Gain (Loss) on Foreign Currency Translations	(9)
Interest Income	27,060
ETF Transaction Fees	1,750
Total Income (Loss)	$15,565,745

Expenses
Management Fees	$460,650
Brokerage Commissions	29,453
Tax Reporting Fees	22,200
Audit Fees	9,090
Legal Fees	8,384
Non-interested Directors' Fees and Expenses	7,649
Prepaid Insurance Expense	4,063
Other Expenses	9,490
Total Expenses	550,979
Expense Waiver	(7,659)
Net Expenses	$543,320
Net Income (Loss)	$15,022,425

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/14	$579,196,450
Additions (500,000 Shares)	27,954,066
Net Income (Loss)	15,022,425

Net Asset Value End of Month	$622,172,941

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612